UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	May 11, 2009
(Date of earliest event reported):	May 10, 2009
Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act
|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
| | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On May 11, 2009, D&E issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of May 10, 2009, by and among D&E, Windstream Corporation and Delta Merger Sub, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by D&E dated May 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 11, 2009	D&E COMMUNICATIONS, INC. By:/s/ Thomas E. Morell
Thomas E. Morell
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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